    NUMBER                                                          EXHIBIT D
 SB
                                                                     COMMON

           [ALLIED CAPITAL LOGO]


                                                                                    CUSIP 01903Q 10 8
           INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND                     SEE REVERSE FOR CERTAIN DEFINITIONS


           This certifies that





           is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH OF THE
                                COMMON STOCK OF
                          ALLIED CAPITAL CORPORATION

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar WITNESS the facsimile seal of the
                 Corporation and the facsimile signatures of
                        its duly authorized officers.


                             CERTIFICATE OF STOCK

                                    SPECIMEN

Dated:



/s/ Tricia Benz Daniels       /s/ William L. Walton                       [SEAL]
Secretary                       Chairman of the Board
                              & Chief Executive Officer

                                                   Countersigned And Registered:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                            (NEW YORK, NEW YORK)
                                                    TRANSFER AGENT AND REGISTRAR

                                         BY

                                                            Authorized Signature

The following abbreviations, when used in the inscription on the face on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM--as tenants in common                                   UNIF GIFT MIN ACT--.........Custodian............
TEN ENT--as tenants by the entireties                                                (Cust)            (Minor)
JT TEN--as joint tenants with right of survivorship             under Uniform Gifts to Minors Act................
        and not as tenants in common                                                                 (State)

Additional abbreviations may also be used though not in the above list.


For value received, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
               NUMBER OF ASSIGNEE
--------------------------------------------------



--------------------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------


     NOTICE:
            --------------------------------------------------------------------
            THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



The Board of Directors of the Corporation may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption or other rights of such shares of stock. In that event, the Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, in the case of any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.